SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2006

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

420 Lexington Avenue, Suite 408 New York, New York (Address of principal executive offices)	10170 (Zip code)

Registrant’s telephone number, including area code: (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 18, 2006, SIGA Technologies, Inc., a Delaware corporation (“SIGA”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), with Iroquois Master Fund Ltd., Cranshire Capital, L.P., Omicron Master Trust, Rockmore Investment Master Fund, Ltd., and Smithfield Fiduciary LLC (such investors, collectively, the “Investors”), for the issuance and sale of 2,000,000 shares of SIGA’s common stock at $4.54 per share for aggregate consideration of $9,080,000. In addition, the Investors will receive warrants to purchase 1,000,000 shares of SIGA’s common stock. The warrants are exercisable at $4.99 (110% of the closing price on the closing date of the transaction) at any time and from time to time through and including the seventh anniversary of the closing date and are subject to certain anti-dilution protections as set forth therein.

With respect to the above described transaction, on October 18, 2006, SIGA also entered into an Finder’s Agreement (the “Finder’s Agreement”) with Empire Financial Group, Inc. (“Empire”). The finder’s fee under the Finder’s Agreement includes cash compensation of 3% of the amount financed and a warrant to acquire 136,200 shares of SIGA’s common stock on substantially similar terms as the above described Investors’ warrants. In addition and pursuant to SIGA’s existing agreement with The Shemano Group, Inc. (the “Shemano Group”), SIGA has agreed to (i) pay cash compensation of 4% of the amount financed and (ii) issue the Shemano Group a warrant for 136,200 shares of SIGA’s common stock on substantially similar terms as the above described Investors’ warrants.

A copy of the Securities Purchase Agreement is attached hereto as Exhibit 10.1, which is incorporated into this Item 1.01 by reference.

A copy of the Finder’s Agreement is attached hereto as Exhibit 10.2, which is incorporated into this Item 1.01 by reference.

On October 19, 2006, SIGA issued a press release announcing that it had entered into the Securities Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 3.02. Unregistered Sales of Equity Securities.

See Item 1.01 which is incorporated herein by reference.

The common stock issued to the Investors was issued in reliance upon an exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the "Act") and the regulations issued thereunder. Each of the Investors, Empire and the Shemano Group represented to SIGA that they were "accredited investors" within the meaning of the Act.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.1
Securities Purchase Agreement, dated as of October 18, 2006, between Iroquois Master Fund Ltd., Cranshire Capital, L.P., Omicron Master Trust, Rockmore Investment Master Fund, Ltd, Smithfield Fiduciary LLC and SIGA.

10.2	Finder’s Agreement, dated as of October 18, 2006, between Empire Financial Group, Inc. and SIGA.
99.1	Press Release, dated October 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                SIGA TECHNOLOGIES, INC.

                By: /s/ Thomas N. Konatich
               Name: Thomas N. Konatich
               Title: Chief Financial Officer

Date: October 19, 2006